April 14, 2015 F I N A N C I A L R E S U L T S 1Q15

1Q15 Financial highlights

ROTCE[1]	CET1 ratio[2]	Overhead ratio[3]	Net payout ratio LTM[4]
14%	10.6%	60%	53%

- 1Q15 net income of $5.9B and EPS of $1.45
  - Revenue of $24.8B[3]
  - Adjusted expense of $14.2B[5] and adjusted overhead ratio of 57%[5]
- Fortress balance sheet
  - Basel III Advanced CET1 capital[2] of $167B
- Core loans[6] up 10% YoY and 2% QoQ
- Delivered strong capital return
  - ~$3.1B[7] of net capital returned to shareholders in 1Q15, including $1.6B of net repurchases[8]
- CCAR non-objection received March 2015
  - Board intends to increase common dividend to $0.44, effective 2Q15[9]
  - $6.4B gross repurchase authorization 2Q15 – 2Q16

Significant items ($mm, excluding EPS)

	Pretax	Net income[10]	EPS[10]
Firmwide Legal Expense	($687)	($487)	($0.13)

[1] See note 2 on slide 19
[2] Represents the estimated common equity Tier 1 ("CET1") capital and ratio under the Basel III Advanced Fully Phased-in capital rules to which the Firm will be subject to as of January 1, 2019. See note 3 on slide 19
[3] See note 1 on slide 19
[4] Last twelve months ("LTM"). Net of employee issuances
[5] See note 4 on slide 19
[6] See note 9 on slide 19
[7] Net of employee issuance
[8] The repurchase amount is presented on a settlement-date basis
[9] Subject to the Board's approval at the customary times those dividends are declared
[10] Assumes a tax rate of 38% for items that are tax deductible

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

F I N A N C I A L R E S U L T S $ O/(U) 1Q15 4Q14 1Q14 Revenue (FTE)1 $24,820 $1,271 $967 Expense 14,883 (526) 247 Credit costs 959 119 109 Reported net income $5,914 $983 $645 Net income applicable to common stockholders $5,452 $964 $559 Reported EPS $1.45 $0.26 $0.17 ROE2 11% 9% 10% ROTCE2,3 14 11 13 Overhead ratio1,2 60 65 61 Memo: Adjusted expense 4 $14,196 ($99) ($402) Memo: Adjusted overhead ratio 1,4 57% 61% 61% 1Q15 Financial results1 Note: Certain prior period amounts have been revised; for further discussion, see page 2 of the Earnings Release Financial Supplement 1 See note 1 on slide 19 2 Actual numbers for all periods, not over/(under) 3 See note 2 on slide 19 4 See note 4 on slide 19 $mm, excluding EPS 1Q15 ROE O/H ratio CCB 17% 58% CIB 16% 59% CB 17% 41% AM 22% 72% 2

Fortress balance sheet and returns[1]

$B, except where noted	1Q15	4Q14	1Q14
Basel III Advanced Fully Phased-In[2]			
CET1	$167	$165	$156
CET1 ratio	10.6%	10.2%	9.5%
Tier 1 capital	$189	$185	$171
Tier 1 capital ratio	12.0%	11.4%	10.4%
Total capital	$210	$206	$192
Total capital ratio	13.4%	12.7%	11.7%
Risk-weighted assets	$1,574	$1,619	$1,637
Firm SLR[3]	5.7%	5.6%	5.1%
Bank SLR[3]	6.0	5.8	5.3
HQLA[4]	$614	$600	$538
Total assets (EOP)	$2,577	$2,573	$2,477
Tangible common equity	$169	$166	$158
Tangible book value per share[5]	$45.45	$44.60	$41.65

1Q15 Basel III Standardized Fully Phased-in of 10.8%[2]

- Firm is compliant with U.S. LCR[6] and Basel final NSFR[7]
- Preferred stock issuance: $1.4B
- Firmwide total credit reserves of $14.7B; non-performing loan loss coverage ratio (ex. credit card) of 106%[8]

Note: Certain prior period amounts have been revised; for further discussion, see page 2 of the Earnings Release Financial Supplement
[1] See notes on non-GAAP financial measures on slide 19
[2] Estimated for 1Q15. Represents the capital rules the Firm will be subject to as of January 1, 2019. See note 3 on slide 19
[3] Estimated for 1Q15. See note 3 on slide 19. 1Q14 reflects the U.S. Final Leverage Ratio NPR issued on April 8, 2014
[4] High quality liquid assets ("HQLA") is the estimated amount of assets that qualify for inclusion in the U.S. liquidity coverage ratio ("LCR") for 1Q15 and 4Q14; and for 1Q14 represents amount that qualified under Basel III LCR
[5] See note 2 on slide 19
[6] Estimated for 1Q15. Based on the U.S. LCR rules, which became effective January 1, 2015
[7] Estimate as of 4Q14
[8] See note 5 on slide 19

FINANCIAL RESULTS
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JPMORGAN CHASE & CO.

Balance sheet and NII/NIM – QoQ change

Assets: Average and EOP ($B)



Average
$46B
$2,511
$2,557
Δ
Cash[1] $439
Cash[1] $505
$66
Non-cash assets $2,072
Non-cash assets $2,052
($20)
4Q14
1Q15
EOP
$4B
$2,573
$2,577
Δ
Cash[1] $512
Cash[1] $529
$17
Non-cash assets $2,061
Non-cash assets $2,048
($13)
4Q14
1Q15

Deposits: Average and EOP ($B)



Average
$38B
$1,299
$1,337
Δ
Deposits ex. CCB $801
Deposits ex. CCB $824
$23
CCB $498
CCB $512
$14
4Q14
1Q15
EOP
$5B
$1,363
$1,368
Δ
Deposits ex. CCB $861
Deposits ex. CCB $837
($24)
CCB $503
CCB $531
$28
4Q14
1Q15

Balance sheet commentary

- Average balance sheet ~$46B higher QoQ and flat on a spot basis
  - Growth in cash balances largely driven by higher deposits
- EOP deposit balances flat QoQ, with mix shift into more stable deposits
  - Increase of ~$28B in CCB deposits
  - Decline of ~$24B in other LOB deposits – predominantly non-operating deposits

NII/NIM[2] commentary

- Higher cash balances primary driver of Firm NIM compression of 7 bps QoQ to 2.07%
- Firm NII decrease of $374mm QoQ primarily driven by day count and lower balances in investment securities and trading assets

Note: Numbers may not sum due to rounding
[1] Includes cash and due from banks and deposits with banks
[2] Managed basis. See note 1 on slide 19

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FINANCIAL RESULTS
JPMORGAN CHASE & CO.

Consumer & Community Banking[1]

$mm			
		$ O/(U)	
	1Q15	4Q14	1Q14
Net interest income	$6,968	($160)	($132)
Noninterest revenue	3,736	(85)	302
Revenue	10,704	(245)	170
Expense	6,190	(221)	(247)
Net charge-offs	1,054	(143)	(212)
Change in allowance	(124)	123	326
Credit costs	930	(20)	114
Net income	$2,219	$40	$238

Key drivers/statistics ($B)[2]			
EOP Equity[3]	$51.0	$51.0	$51.0
ROE	17%	16%	15%
Overhead ratio	58	59	61
Average loans	$398.1	$394.2	$389.3
Average deposits	512.2	497.7	471.6
Client investment assets (EOP)	219.2	213.5	195.7
Number of branches	5,570	5,602	5,632
Active mobile customers (000's)	19,962	19,084	16,405
CCB households (mm)	57.4	57.2	57.0

[1] See note 1 on slide 19
[2] Actual numbers for all periods, not over/(under)
[3] 2015 includes $5.0B of capital held at the CCB level related to legacy mortgage servicing matters; 2014 includes $3.0B
[4] Based on FDIC 2014 Summary of Deposits survey per SNL Financial
[5] Based on J.D. Power 2014 Mortgage Servicing Study
[6] Based on disclosures by peers and internal estimates as of 4Q14
[7] Based on Phoenix Credit Card Monitor for the period January 2014 to February 2015; based on card accounts and revolving balance dollars
[8] Based on Visa data as of 4Q14 for consumer and business credit card sales volume
[9] Based on Nilson data as of 2014 and internal estimates
[10] Based on the Internet Retailer's 2015 Leading Vendors to the Top 1000 report
[11] Includes employees and contractors

Leadership positions

Consumer & Business Banking

- #1 in deposit growth for the third consecutive year[4]
- #1 in customer satisfaction among the largest U.S. banks for the third consecutive year, according to ACSI
- #1 in consumer retail banking nationally for the third consecutive year, according to TNS, and winner of four TNS Choice Awards in 2015

Mortgage Banking

- #2 in customer satisfaction for mortgage servicing by J.D. Power[5]

Card, Commerce Solutions & Auto

- #1 credit card issuer in the U.S. based on loans outstanding[6]
- #1 U.S. co-brand credit card issuer[7]
- #1 global Visa issuer[8]
- #1 wholly-owned merchant acquirer[9] with ~50% of U.S. eCommerce volume[10]
- #1 in total U.S. credit and debit payments volume[9]

Headcount and operating leverage

- Total headcount[11] down ~1,900 YTD
- Reduced expense by $247mm or 4% YoY – overhead ratio of 58%

FINANCIAL RESULTS
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JPMORGAN CHASE & CO.

F I N A N C I A L R E S U L T S Consumer & Community Banking Consumer & Business Banking 1 Actual numbers for all periods, not over/(under) Financial performance Key drivers $mm  Net income of $828mm, up 10% YoY and down 4% QoQ  Net revenue of $4.4B, down 1% YoY and 4% QoQ on spread compression, day count and seasonality  Expense down 3% YoY and 2% QoQ on branch efficiencies  Average total deposits of $497.6B, up 9% YoY and 3% QoQ  Deposit margin of 1.99%, down 28 bps YoY and 12 bps QoQ  Record client investment assets of $219.2B, up 12% YoY and 3% QoQ  Business Banking loan originations up 2% YoY and 1% QoQ  Average Business Banking loans up 6% YoY and 2% QoQ $ O/(U) 1Q15 4Q14 1Q14 Net interest income $2,609 ($124) ($117) Noninterest revenue 1,749 (77) 77 Revenue 4,358 (201) (40) Expense 2,958 (68) (107) Credit costs 60 (28) (16) Net income $828 ($33) $77 Key drivers/statistics ($B)1 EOP Equity $11.5 $11.0 $11.0 ROE 28% 31% 27% Average total deposits $497.6 $482.8 $458.5 Deposit margin 1.99% 2.11% 2.27% Client investment assets (EOP) $219.2 $213.5 $195.7 Net new investme t a sets 3.8 3.3 4.2 Business Banking l an originations 1.5 1.5 1.5 Business Banki g l an balances (Avg) 20.1 19.8 18.9 6

Consumer & Community Banking

Mortgage Banking

$mm	1Q15	$ O/(U) 4Q14	$ O/(U) 1Q14
Net interest income	$1,056	$26	($31)
Noninterest revenue	693	(152)	182
Revenue	1,749	(126)	151
Expense	1,219	(77)	(184)
Net charge-offs[1]	104	(9)	(73)
Change in allowance	(100)	–	100
Credit costs	4	(9)	27
Net income	$326	($12)	$194
Key drivers/statistics ($B)[2]			
EOP equity	$16.0	$18.0	$18.0
ROE	7%	7%	3%
Mortgage originations[3]	$24.7	$23.0	$17.0
Average NCI owned portfolio	141.6	135.3	131.0
EOP total loans serviced	924.3	948.8	998.1
ALL/nonaccrual loans retained[4]	38%	39%	36%
Net charge-off rate[1,4]	0.30	0.33	0.55

[1] Excludes purchased credit-impaired (PCI) write-offs of $55mm, $337mm, and $61mm for 1Q15, 4Q14 and 1Q14, respectively. See note 5 on slide 19

[2] Actual numbers for all periods, not over/(under)

[3] Firmwide mortgage origination volume was $26.6B, $24.4B, and $18.2B, for 1Q15, 4Q14 and 1Q14, respectively.

[4] Excludes the impact of PCI loans. The allowance for PCI loan losses was $3.3B at the end of both 1Q15 and 4Q14 and $4.1B at the end of 1Q14, respectively. See note 5 on slide 19

[5] See note 6 on slide 19

Financial performance

- Net income of $326mm
  - Excluding loan loss reserve releases[5], up $256mm YoY
- Revenue of $1.7B, up 9% YoY, driven by lower MSR losses, partially offset by lower servicing revenue; down 7% QoQ on lower repurchase benefit and lower servicing revenue
- Expenses of $1.2B, down 13% YoY and 6% QoQ on lower headcount
- Credit costs up $27mm YoY, driven by lower loan loss reserve releases, largely offset by lower net charge-offs

Key drivers

- Mortgage originations of $24.7B, up 45% YoY and 7% QoQ
- Net charge-off rate[1] of 30bps, down 25bps YoY and 3bps QoQ
- Average NCI owned portfolio of $141.6B, up 8% YoY and 5% QoQ
- EOP total loans serviced of $924.3B, down 7% YoY and 3% QoQ

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

Consumer & Community Banking

Card, Commerce Solutions & Auto

$mm	1Q15	$ O/(U) 4Q14	$ O/(U) 1Q14
Net interest income	3,303	(62)	16
Noninterest revenue	1,294	144	43
Revenue	$4,597	$82	$59
Expense	2,013	(76)	44
Net charge-offs	891	(108)	(122)
Change in allowance	(25)	125	225
Credit costs	866	17	103
Net income	$1,065	$85	($33)
EOP equity ($B)[1]	$18.5	$19.0	$19.0
ROE[1]	22%	20%	23%
Card Services – Key drivers/statistics ($B)[1]			
Average loans	$125.0	$127.4	$123.3
Sales volume[2]	112.8	123.6	104.5
Net revenue rate	12.19%	11.47%	12.29%
Net charge-off rate[3]	2.62	2.69	2.93
30+ day delinquency rate	1.41	1.44	1.61
# of accounts with sales activity (mm)[2]	32.5	34.0	31.0
Commerce Solutions – Key drivers/statistics ($B)[1]			
Merchant processing volume	$221.2	$230.2	$195.4
# of total transactions (B)	9.8	10.3	9.1
Auto – Key drivers/statistics ($B)[1]			
Average loans	$55.0	$53.6	$52.7
Originations	7.3	6.9	6.7

Note: Commerce Solutions, formerly known as Merchant Services, includes Chase Paymentech, ChaseNet and Chase Offers businesses

[1] Actual numbers for all periods, not over/(under)

[2] Excludes Commercial Card

[3] For adjusted net charge-off trend see slide 16 in appendix

[4] See note 6 on slide 19

Financial performance

- Net income of $1.1B
  - Excluding loan loss reserve releases[4], up 11% YoY
- Revenue of $4.6B, up 1% YoY and 2% QoQ
- Noninterest expense of $2.0B, up 2% YoY from higher Auto lease depreciation and down 4% QoQ on lower marketing expense
- Credit costs up 13% YoY, driven by lower loan loss reserve releases, largely offset by lower net charge-offs

Key drivers

Card Services

- Average loans of $125.0B, up 1% YoY and down seasonally 2% QoQ
- Sales volume[2] of $112.8B, up 8% YoY and down seasonally 9% QoQ
- Net charge-off rate of 2.62%, down from 2.93% in the prior year and 2.69% in the prior quarter

Commerce Solutions

- Merchant processing volume of $221.2B, up 13% YoY and down seasonally 4% QoQ
- Transaction volume of 9.8B, up 8% YoY and down seasonally 5% QoQ

Auto

- Average loans up 4% YoY and 3% QoQ
- Originations up 9% YoY and 6% QoQ

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

Corporate & Investment Bank[1]

$mm	1Q15	$ O/(U) 4Q14	$ O/(U) 1Q14
Corporate & Investment Bank revenue	$9,582	$2,199	$740
Investment banking fees	1,761	(50)	317
Treasury Services	1,012	(19)	(20)
Lending	353	89	28
Total Banking	3,126	20	325
Fixed Income Markets	4,065	1,535	176
Equity Markets	1,609	504	294
Securities Services	934	(160)	(88)
Credit Adjustments & Other	(152)	300	33
Total Markets & Investor Services	6,456	2,179	415
Expense	5,657	81	53
Credit costs	(31)	28	(80)
Net income	$2,537	$1,565	$412
Key drivers/statistics ($B)[2]			
EOP equity	$62.0	$61.0	$61.0
ROE	16%	5%	13%
Overhead ratio	59	76	63
Comp/revenue	32	27	32
EOP loans	$102.6	$102.0	$104.7
Average client deposits	444.2	433.8	412.6
Assets under custody ($T)	20.6	20.5	21.1
ALL/EOP loans ex-conduits and trade[3,4]	1.64%	1.82%	2.18%
Net charge-off/(recovery) rate	(0.05)	(0.02)	–
Average VaR ($mm)	$43	$40	$42

Note: Certain prior period amounts have been revised; for further discussion, see page 2 of the Earnings Release Financial Supplement

[1] See note 1 on slide 19

[2] Actual numbers for all periods, not over/(under)

[3] ALL/EOP loans as reported was 1.06%, 1.07%, and 1.23% for 1Q15, 4Q14, and 1Q14, respectively

[4] See note 7 on slide 19

Financial performance

- Net income of $2.5B on revenue of $9.6B
  - ROE of 16%
- Banking revenue
  - IB fees of $1.8B, up 22% YoY, with strength across products
    - Ranked #1 in Global IB fees for 1Q15
  - Treasury Services revenue of $1.0B, down 2% YoY
  - Lending revenue of $353mm, up 9% YoY, largely reflecting higher gains on securities received from restructurings
- Markets & Investor Services revenue
  - Markets revenue of $5.7B, up 9% YoY; ex-business simplification, up 20%[4], primarily driven by:
    - Fixed Income Markets of $4.1B, up 5% YoY; ex-business simplification, up 20%[4], primarily driven by higher revenues in Currencies & Emerging Markets and Rates
    - Equity Markets of $1.6B, up 22% YoY, showing strength across derivatives and cash
  - Securities Services revenue of $934mm, down 9% YoY
  - Credit Adjustments & Other loss of $152mm, primarily driven by valuation refinements as well as net FVA/DVA losses
- Expense of $5.7B, up 1% YoY, driven by higher legal expense and performance-based compensation, largely offset by business simplification

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

Commercial Banking[1]

$mm	1Q15	$ O/(U) 4Q14	$ O/(U) 1Q14
Revenue	$1,742	($28)	$64
Middle Market Banking[2]	677	(15)	(23)
Corporate Client Banking[2]	564	40	102
Commercial Term Lending	308	(5)	(6)
Real Estate Banking	116	(4)	(3)
Other	77	(44)	(6)
Expense	709	43	23
Credit costs	61	109	56
Net income	$598	($95)	$4
Key drivers/statistics ($B)[3]			
EOP equity	$14.0	$14.0	$14.0
ROE	17%	19%	17%
Overhead ratio	41	38	41
Gross IB Revenue ($mm)	$753	$557	$447
Average loans	150.3	145.7	137.7
EOP loans	153.7	148.5	138.9
Average client deposits	210.0	208.4	202.9
Allowance for loan losses	2.5	2.5	2.7
Nonaccrual loans	0.3	0.3	0.5
Net charge-off/(recovery) rate[4]	0.03%	0.08%	(0.04)%
ALL/loans[4]	1.64	1.67	1.95

[1] See note 1 on slide 19
[2] Effective January 1, 2015, mortgage warehouse lending clients were transferred from Middle Market Banking to Corporate Client Banking. Prior period revenue, period-end loans, and average loans by client segment were revised to conform with current period presentation
[3] Actual numbers for all periods, not over/(under)
[4] Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off/(recovery) rate. See note 5 on slide 19
[5] CB's Commercial and Industrial (C&I) grouping is internally defined to include certain client segments (Middle Market, which includes Nonprofit Clients and Corporate Client Banking) and does not align with regulatory definitions
[6] CB's Commercial Real Estate (CRE) grouping is internally defined to include certain client segments (Real Estate Banking, Commercial Term Lending and Community Development Banking) and does not align with regulatory definitions

Financial performance

- Net income of $598mm, up 1% YoY and down 14% QoQ
- Revenue of $1.7B, up 4% YoY and down 2% QoQ
  - Record gross investment banking revenue of $753mm, up 68% YoY and 35% QoQ
- Expense of $709mm, up 3% YoY, largely reflecting higher investment in controls
- Credit costs of $61mm
  - Net charge-off rate of 0.03%, 9th consecutive quarter of single digit NCO rate or net recoveries
  - Reserves include build related to Oil & Gas portfolio
- EOP loan balances up 11% YoY and 3% QoQ
  - C&I[5] loans up 4% QoQ
  - CRE[6] loans up 3% QoQ
- Average client deposits of $210.0B, up 3% YoY and 1% QoQ

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

Asset Management[1]

$mm	1Q15	$ O/(U) 4Q14	1Q14
Revenue	$3,005	($195)	$205
Global Investment Management	1,533	(207)	115
Global Wealth Management	1,472	12	90
Expense	2,175	(145)	100
Credit costs	4	1	13
Net income	$502	($38)	$48
Key drivers/statistics ($B)[2]			
EOP equity	$9.0	$9.0	$9.0
ROE	22%	23%	20%
Pretax margin	27	27	26
Assets under management (AUM)	$1,759	$1,744	$1,648
Client assets	2,405	2,387	2,394
Average loans	103.3	103.3	95.7
EOP loans	104.2	104.3	96.9
Average deposits	158.2	152.0	149.4

[1] See note 1 on slide 19
[2] Actual numbers for all periods, not over/(under)

Financial performance

- Net income of $502mm, up 11% YoY and down 7% QoQ
- Revenue of $3.0B, up 7% YoY and down 6% QoQ
- Record AUM of $1.8T, up 7% YoY and 1% QoQ
- AUM net inflows for the quarter of $15B, driven by net inflows of $16B to long-term products and net outflows of $1B from liquidity products
- Client assets of $2.4T, up 1% QoQ
- Expense of $2.2B, up 5% YoY, driven by investments in infrastructure and controls, and down 6% QoQ largely due to seasonal performance-based compensation
- Average loan balances of $103.3B, up 8% YoY and flat QoQ
- Average deposit balances of $158.2B, up 6% YoY and 4% QoQ
- Strong investment performance
  - 79% of mutual fund AUM ranked in the 1st or 2nd quartiles over 5 years

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

Corporate[1]

$mm		$ O/(U)	
	1Q15	4Q14	1Q14
Treasury and CIO	($221)	($16)	$98
Other Corporate[2]	279	(473)	(155)
Net income/(loss)	$58	($489)	($57)

[1] See note 1 on slide 19
[2] Effective with the first quarter of 2015, the Firm began including the results of Private Equity in the Other Corporate line within the Corporate segment. Prior period amounts have been revised to conform with the current period presentation. The Corporate segment's balance sheets and results of operations were not impacted by this reporting change

Financial performance

Treasury and CIO

- Treasury and CIO net loss of $221mm, compared to a net loss of $205mm in 4Q14
  - Results include $173mm pretax loss associated with the amortization of cash flow hedges, primarily related to the exit of certain non-operational deposits

Other Corporate[2]

- Noninterest expense includes legal expense of $305mm (pretax)
- Includes $177mm net income benefit from tax adjustments

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

Outlook

Firmwide

- Expect FY2015 core loan growth of 10%+/-
- Expect FY2015 NCOs to remain low at $4B+
- Expect FY2015 adjusted expense[1] of $57B+/-
- Expect Basel III Fully Phased-in CET1 ratio of 11%+/- by year-end 2015

Consumer & Community Banking

- Expect Mortgage Banking noninterest revenue for FY2015 to be down ~$1B YoY on lower servicing revenue as well as lower repurchase benefits
- Expect Card Services revenue rate in 2015 to remain at the low end of the target range of 12-12.5%
- Expect Card Services FY2015 NCO rate to be slightly less than 2.5%

Corporate & Investment Bank

- For 2Q15, expect business simplification to generate YoY negative variance in Markets revenue of ~$300mm, or 6%, with an associated ~$300mm reduction in expense
- Expect Securities Services revenue to be $950mm – $1B in each of the remaining quarters of 2015, depending on seasonality

Commercial Banking

- Expect expense to be relatively stable as compared to 1Q15 run-rate, as the build-out of the control environment is completed

Asset Management

- Expect FY2015 pretax margin and ROE to be at the low end of TTC targets

[1] See note 4 on slide 19

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

Agenda Page F I N A N C I A L R E S U L T S 14 Appendix 14

A P P E N D I X $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Mar-11 Sep-11 Mar-12 Sep-12 Mar-13 Sep-13 Mar-14 Sep-14 Mar-15 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Mar-11 Sep-11 Mar-12 Sep-12 Mar-13 Sep-13 Mar-14 Sep-14 Mar-15 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Mar-11 Sep-11 Mar-12 Sep-12 Mar-13 Sep-13 Mar-14 Sep-14 Mar-15 $0 $1,500 $3,000 $4,500 $6,000 $7,500 $9,000 $10,500 Mar-11 Sep-11 Mar-12 Sep-12 Mar-13 Sep-13 Mar-14 Sep-14 Mar-15 30+ day delinquencies 30-89 day delinquencies Consumer credit – Delinquency trends1 Note: Home equity and prime mortgages exclude Asset Management, Corporate and government-insured loans 1 Excluding purchased credit-impaired and held-for-sale loans Prime mortgage delinquency trend ($mm) Home equity delinquency trend ($mm) Subprime mortgage delinquency trend ($mm) 30 – 149 day delinquencies 150+ day delinquencies 30 – 149 day delinquencies 150+ day delinquencies 30 – 149 day delinquencies 150+ day delinquencies Credit card delinquency trend ($mm) 15

A P P E N D I X Mortgage Banking and Card Services credit data ($mm) O/(U) 1Q15 4Q14 1Q14 1Q14 Mortgage Banking (NCI) Net charge-offs $104 $113 $177 ($73) NCO rate 0.30% 0.33% 0.55% (25) bps Allowance for loan losses $2,088 $2,188 $2,388 ($300) ALL/annualized NCOs2 502% 484% 337% ALL/nonaccrual loans retained 38% 39% 36% Card Services7 Net charge-offs $789 $797 $888 ($99) NCO rate 2.62% 2.48% 2.93% (31) bps Allowance for loan losses $3,434 $3,439 $3,591 ($157) ALL/annualized NCOs2 109% 108% 101% Mortgage Banking and Card Services – Coverage ratios1 NCOs ($mm) 1 See note 8 on slide 19 2 Net charge-offs annualized (NCOs are multiplied by 4) 3 4Q10 adjusted net charge-offs for Mortgage Banking exclude a one-time $632mm adjustment related to the timing of when the Firm recognizes charge-offs on delinquent loans 4 2Q12 adjusted net charge-offs for Card Services were $1,254mm or 4.03%; excluding the effect of a change in charge-off policy for troubled debt restructurings, 2Q12 reported net charge-offs were $1,345mm or 4.32% 5 3Q12 adjusted net charge-offs for Mortgage Banking exclude the effect of an incremental $825mm of net charge-offs based on regulatory guidance 6 4Q12 adjusted net charge-offs for Mortgage Banking reflects a full quarter of normalized Chapter 7 Bankruptcy discharge activity, which exclude one-time adjustments related to the adoption of Chapter 7 Bankruptcy discharge regulatory guidance 7 4Q14 adjusted net charge-offs for Card Services were $797mm or 2.48% excluding losses from portfolio exits; 4Q14 reported net charge-offs were $858mm or 2.69% 2,081 1,385 1,224 1,169 1,080 952 901 877 808 697 599 534 452 293 206 168 177 112 81 113 104 4,512 3,721 3,133 2,671 2,226 1,810 1,499 1,390 1,386 1,254 1,116 1,097 1,082 1,014 892 891 888 885 798 797 789 $0 $1,000 $2,000 $3,000 $4,000 $5,000 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 Mortgage Banking Card Services 3 4 5 6 7 Reflects seasonality 16

A P P E N D I X 10,296 9,578 9,027 8,317 8,123 7,634 7,241 7,017 6,921 20,780 19,384 17,571 16,264 15,847 15,326 14,889 14,185 14,065 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 0% 100% 200% 300% 400% 500% 1Q15 4Q14 1Q14 Consumer, ex. credit card LLR/Total loans 1.39% 1.50% 1.71% LLR/NPLs 58 58 55 Credit Card LLR/Total loans 2.84% 2.69% 2.96% Wholesale LLR/Total loans 1.13% 1.14% 1.32% LLR/NPLs 540 617 546 Firmwide LLR/Total loans 1.52% 1.55% 1.75% LLR/NPLs (ex. credit card) 106 106 100 LLR/NPLs 156 155 145 Firmwide – Coverage ratios1  $14.1B of loan loss reserves at March 31, 2015, down ~$1.8B from $15.8B in the prior year, reflecting improved portfolio credit quality  Nonperforming loan loss coverage ratio (ex. credit card) of 106% 1 See note 5 on slide 19 $mm Comments JPM Credit Summary Loan loss reserve Nonperforming retained loans Loan loss reserve/Total loans Loan loss reserve/NPLs 17

IB League Tables

League table results – wallet share

	1Q15 Rank	1Q15 Share	FY2014 Rank	FY2014 Share
Based on fees[1]:				
Global Debt, Equity & Equity-related	**1**	**8.2%**	**1**	**7.6%**
U.S. Debt, Equity & Equity-related	1	12.9%	1	10.7%
Global Long-term Debt[2]	**1**	**8.4%**	**1**	**8.0%**
U.S. Long-term Debt	1	12.4%	1	11.6%
Global Equity & Equity-related[3]	**1**	**7.9%**	**3**	**7.1%**
U.S. Equity & Equity-related	1	13.4%	2	9.6%
Global M&A[4]	**2**	**9.0%**	**2**	**8.1%**
U.S. M&A	2	10.8%	2	9.8%
Global Loan Syndications	**1**	**9.6%**	**1**	**9.2%**
U.S. Loan Syndications	1	11.5%	1	13.1%
Global IB fees[1,5]	**1**	**8.6%**	**1**	**8.1%**

League table results – volumes

	1Q15 Rank	1Q15 Share	FY2014 Rank	FY2014 Share
Based on volumes[6]:				
Global Debt, Equity & Equity-related	**1**	**7.2%**	**1**	**6.8%**
U.S. Debt, Equity & Equity-related	1	12.8%	1	11.8%
Global Long-term Debt[2]	**1**	**7.2%**	**1**	**6.7%**
U.S. Long-term Debt	1	11.6%	1	11.3%
Global Equity & Equity-related[3]	**2**	**7.7%**	**3**	**7.5%**
U.S. Equity & Equity-related	1	14.4%	2	11.0%
Global M&A Announced[4]	**2**	**23.2%**	**2**	**22.1%**
U.S. M&A Announced	1	34.6%	2	28.2%
Global Loan Syndications	**1**	**12.2%**	**1**	**12.3%**
U.S. Loan Syndications	1	17.8%	1	19.0%

Source: Wallet data from Dealogic Media Manager Cortex as of April 1, 2015 & Volume data from Dealogic Analytics as of March 31, 2015

1 Reflects ranking of revenue wallet and market share

2 Long-term debt rankings include investment-grade, high-yield, supranational, sovereigns, agencies, covered bonds, asset-backed securities ("ABS") and mortgage-backed securities ("MBS"); and exclude money market, short-term debt and U.S. municipal securities

3 Global Equity and equity-related ranking includes rights offerings and Chinese A-Shares

4 M&A and Announced M&A reflects the removal of any withdrawn transactions. U.S. announced M&A volumes represent any U.S. involvement ranking. U.S. M&A revenue wallet represents wallet from client parents based in the U.S.

5 Global Investment Banking revenue wallet rankings exclude money market, short-term debt and shelf deals

6 Rankings reflect transaction volume rank and market share. Global announced M&A is based on transaction value at announcement; because of joint M&A assignments, M&A market share of all participants will add up to more than 100%. All other transaction volume-based rankings are based on proceeds, with full credit to each book manager/equal if joint

APPENDIX

18

JPMorgan Chase & Co.

A P P E N D I X Notes on non-GAAP financial measures 1. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results, including the overhead ratio, and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the business segments) on a fully taxable-equivalent (“FTE”) basis. Accordingly, revenue from investments that receive tax credits and tax exempt securities is presented in the managed results on a basis comparable to taxable securities and investments. This non- GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. 2. Tangible common equity (“TCE”), return on tangible common equity (“ROTCE”) and tangible book value per share (“TBVPS”), are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s earnings as a percentage of TCE. TBVPS represents the Firm’s tangible common equity divided by period-end common shares. TCE, ROTCE, and TBVPS are meaningful to the Firm, as well as investors and analysts, in assessing the Firm’s use of equity. 3. Common equity Tier 1 (“CET1”) capital, Tier 1 capital, Total capital, risk-weighted assets (“RWA”) and the CET1, Tier 1 capital and total capital ratios and the supplementary leverage ratio (“SLR”) under the Basel III Fully Phased-In rules are each non-GAAP financial measures. These measures are used by management, bank regulators, investors and analysts to assess and monitor the Firm’s capital position. For additional information on these measures, see Regulatory capital on pages 146- 153 of JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2014. 4. Adjusted expense and adjusted overhead ratio are each non-GAAP financial measures, and exclude Firmwide legal expense. Management believes this information helps investors understand the effect of these items on reported results and provides an alternate presentation of the Firm’s performance. 5. The ratios of the allowance for loan losses to end-of-period loans retained and allowance for loan losses to nonperforming loans exclude the following: loans accounted for at fair value and loans held-for-sale; purchased credit-impaired (“PCI”) loans; and the allowance for loan losses related to PCI loans. Additionally, net charge-offs and net charge-off rates exclude the impact of PCI loans. 6. Within Consumer & Community Banking, Mortgage Banking and Card, Commerce Solutions & Auto present the year-over-year change in net income excluding loan loss reserve releases (assuming a tax rate of 38%). This non-GAAP financial measure is used by management to facilitate more meaningful comparisons with prior periods. 7. The CIB provides certain non-GAAP financial measures, as such measures are used by management to assess the underlying performance of the business and for comparability with peers:  The ratio of the allowance for loan losses to end-of-period loans is calculated excluding the impact of consolidated Firm-administered multi-seller conduits and trade finance loans, to provide a more meaningful assessment of CIB’s allowance coverage ratio.  Within Markets & Investor Services revenue, the change in Markets revenue and Fixed Income Markets revenue excludes the decline related to business simplification. 8. Net charge-offs for Mortgage Banking and Card Services may be adjusted for significant items, as indicated. These adjusted charge-offs are non-GAAP financial measures used by management to facilitate comparisons with prior periods. Additional notes on financial measures 9. Core loans include loans considered central to the Firm’s ongoing businesses; core loans exclude runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit. Notes 19

A P P E N D I X Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2014, which has been filed with the Securities and Exchange Commission and is available on JPMorgan Chase & Co.’s website (http://investor.shareholder.com/jpmorganchase), and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. 20